Exhibit 10.2

SEVENTH OMNIBUS AMENDMENT

This SEVENTH OMNIBUS AMENDMENT, dated as of August 7, 2013 (this “Amendment”), is entered into by and among ISC8 INC., a Delaware corporation (the “Company”), COSTA BRAVA PARTNERSHIP III L.P., in its capacity as Holder Representative under the Promissory Notes (as such term is defined below) and under the Senior Subordinated Notes (as such term is defined below) (in such capacity, together with any successor appointed pursuant to the terms of the Notes, the “Holder Representative”), and each of the Holders of the Promissory Notes, the Senior Subordinated Notes and the New Notes (as such term is defined below) listed on the signature pages hereto.

RECITALS

A.           The Company has issued $8,598,809 in aggregate principal amount of 12% Subordinated Secured Convertible Notes due 2015, pursuant to that certain Securities Purchase Agreement, dated as of December 23, 2010, among the Company and the initial holders of such Notes (the “Securities Purchase Agreement”). The terms of such Notes are set forth in the form of Subordinated Secured Convertible Note attached to the Securities Purchase Agreement (each of the promissory notes issued from time to time in such form, as amended by that certain Omnibus Amendment (the “Omnibus Amendment”), dated as of March 16, 2011, by and among the Company and the Holder Representative, as further amended by that certain Second Omnibus Amendment (the “Second Omnibus Amendment”) by and among the Company and the Holder Representative and as further amended by that certain Third Omnibus Amendment dated as of December 14, 2011 (the “Third Omnibus Amendment”) and as further amended by that certain Fourth Omnibus Amendment dated as of September 26, 2012 (the “Fourth Omnibus Amendment”) and as further amended by that certain Fifth Omnibus Amendment dated as of February 12, 2013 (the “Fifth Omnibus Amendment”) and as further amended by that certain Sixth Omnibus Amendment dated as of April 22 , 2013 (the “Sixth Omnibus Amendment”), by and among the Company and the Holder Representative, including the Milestone Notes (as such term is defined in the Securities Purchase Agreement), a “First Promissory Note” and collectively, the “First Promissory Notes”).

B.           The Company has issued $4,000,000 in aggregate principal amount of 12% Senior Subordinated Promissory Notes due 2013 (such promissory notes, as amended by the Second Omnibus Amendment, the Third Omnibus Amendment, the Fourth Omnibus Amendment the Fifth Omnibus Amendment and the Sixth Omnibus Amendment, the “Senior Subordinated Notes”).

C.           The Company has issued $4,250,000 in aggregate principal amount of 12% Subordinated Secured Convertible Notes due 2015. The terms of such Notes are substantially identical to the terms of the First Promissory Notes (each of such promissory notes issued from time to time in such form, as amended by the Third Omnibus Amendment, the Fourth Omnibus Amendment, the Fifth Omnibus Amendment and the Sixth Omnibus Amendment, a “Second Promissory Note,” collectively, the “Second Promissory Notes” and, together with the First Promissory Notes, the “Promissory Notes”).

D.           The Company’s obligations under the First Promissory Notes are secured by liens on substantially all of its assets pursuant to that certain Security Agreement, dated as of December 23, 2010, between the Company and the Holder Representative (as amended by the Omnibus Amendment, the Second Omnibus Amendment, the Third Omnibus Amendment, the Fourth Omnibus Amendment and the Fifth Omnibus Amendment, the “First Subordinated Notes Security Agreement”).

E.           The Company’s obligations under the Senior Subordinated Notes are secured by liens on substantially all of its assets pursuant to that certain Security Agreement, dated as of March 16, 2011, between the Company and the Holder Representative (as amended by the Second Omnibus Amendment, the Third Omnibus Amendment, the Fourth Omnibus Amendment and the Fifth Omnibus Amendment, the “Senior Subordinated Note Security Agreement” and, together with the First Subordinated Note Security Agreement and the Second Subordinated Note Security Agreement, the “Security Agreements”).

F.           The Company’s obligations under the Second Promissory Notes are secured by liens on substantially all of its assets pursuant to that certain Security Agreement, dated as of July 1, 2011 between the Company and the Holder Representative (as amended by the Third Omnibus Amendment, the Fourth Omnibus Amendment and the Fifth Omnibus Amendment, the “Second Subordinated Notes Security Agreement”).

G.           The Company has issued in the fourth quarter of 2012 and the first quarter of 2013 $7,600,000 in aggregate principal amount of 12% senior subordinated promissory notes (the “Griffin Notes”) to The Griffin Fund, LP and its affiliates (collectively, “Griffin”) and certain other investors (such additional investors, collectively with Griffin, the “Griffin Purchasers”).

H.           The Company has issued  $1,145,000 of aggregate principal amount of 12% senior subordinated promissory notes in a private placement with J.P. Turner & Company, L.L.C. serving as the placement agent (the “Turner Placement” and the notes issued in the Turner Placement, the “Turner Notes”).

I.           The Griffin Notes and the Turner Notes are deemed to be the same series of notes and are collectively referred to as the “New Notes.”  On February 2, 2013, the Company authorized the issuance of Senior Subordinated Convertible 2013 Notes (the “2013 Notes”) that are a part of a series of notes, along with the New Notes, in the aggregate amount of $10.0 million. On March 7, 2013, the aggregate principal amount of 2013 Notes available for issuance was increased from $10.0 million to $20.0 million. The Company now intends to issue up to an additional $4,875,000 in aggregate principal amount of the 2013 Notes.

J.           The purchasers of the 2013 Notes are referred to herein as the “Purchasers”. The Company desires to amend and modify the terms of the Promissory Notes, the Senior Subordinated Notes, the Griffin Notes and the Security Agreements, as the case may be, to permit the issuance of the New Notes.

K.           The undersigned Holders (consisting, collectively, of the Required Holders (as defined in the Promissory Notes and the Senior Subordinated Notes) and certain holders of the Griffin Notes (collectively, the “Required Holders”)) and the Holder Representative, acting at the direction of the Required Holders, have agreed to such amendments and modifications.

ACCORDINGLY, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1 Definitions. As used herein, terms that are defined herein shall have the meanings as so defined, and terms not so defined shall have the meanings as set forth in the Promissory Notes, the Senior Subordinated Notes and the Security Agreements, as applicable.

SECTION 2 Amendments to the Promissory Notes. Each of the Promissory Notes shall be amended as follows:

(a) The definition of “Permitted Indebtedness” in Section 31 thereof is hereby amended and restated in its entirety as follows:

“Permitted Indebtedness” means (A) Indebtedness incurred by the Company that is made expressly subordinate in right of payment to the Indebtedness evidenced by this Note, as reflected in a written agreement reasonably acceptable to the Holder Representative and approved by the Holder Representative in writing, and which Indebtedness does not provide at any time for (1) the payment, prepayment, repayment, repurchase or defeasance, directly or indirectly, of any principal or premium, if any, thereon until ninety-one (91) days after the Maturity Date or later and (2) total interest and fees at a rate in excess of six percent (6%) per annum, (B) Indebtedness secured by Permitted Liens, (C) Indebtedness to trade creditors or for professional services incurred in the ordinary course of business, (D) any Bridge Notes, (E) senior subordinated Indebtedness in an aggregate principal amount not to exceed $4,000,000 owing to Costa Brava Partnership III L.P., The Griffin Fund, LP and to certain other investors (on substantially the same terms as such Indebtedness owing to Costa Brava Partnership III L.P.), (F) Indebtedness evidenced by 12% Subordinated Secured Convertible Notes due 2015 in an aggregate principal amount not to exceed $7,000,000 owing to Costa Brava Partnership III L.P., The Griffin Fund, LP and to certain other investors (on substantially the same terms as such Indebtedness owing to Costa Brava Partnership III L.P. and The Griffin Fund, LP), (G) Indebtedness owing under the Company’s 12% senior subordinated notes issued to The Griffin Fund, L.P. and its affiliates and certain other investors in the fourth quarter of 2012 and the first three quarters of 2013 in an aggregate principal amount  of $20,000,000, (H) Indebtedness owing to PFG from time to time pursuant to PFG Loan Agreement, (I) capitalized lease obligations outstanding on the date hereof, (J) Indebtedness owing under the 12% senior subordinated notes issued in that certain private placement with J.P. Turner & Company, L.L.C. serving as the placement agent (each, a “Turner Note”), and (K) extensions, refinancings and renewals of any items of Permitted Indebtedness described in clauses (A) through (J) above, provided that the principal amount is not increased or the terms modified to impose more burdensome terms upon the Company or its Subsidiary, as the case may be.

SECTION 3 Amendments to the Senior Subordinated Notes. Each of the Senior Subordinated Notes shall be amended as follows:

(a) The definition of “Permitted Indebtedness” in Section 31 thereof is hereby amended and restated in its entirety as follows:

“Permitted Indebtedness” means (A) Indebtedness incurred by the Company that is made expressly subordinate in right of payment to the Indebtedness evidenced by this Note, as reflected in a written agreement reasonably acceptable to the Holder Representative and approved by the Holder Representative in writing, and which Indebtedness does not provide at any time for (1) the payment, prepayment, repayment, repurchase or defeasance, directly or indirectly, of any principal or premium, if any, thereon until ninety-one (91) days after the Maturity Date or later and (2) total interest and fees at a rate in excess of six percent (6%) per annum, (B) Indebtedness secured by Permitted Liens, (C) Indebtedness to trade creditors or for professional services incurred in the ordinary course of business, (D) any Bridge Notes, (E) Indebtedness owing under the Company’s 12% convertible secured notes due 2015, in an aggregate amount not to exceed $11,020,800 (the “Convertible Notes”), (F) Indebtedness owing under the Company’s 12% convertible secured notes due 2015 in an aggregate principal amount not to exceed $7,000,000 (the “New Convertible Notes”), (G) Indebtedness owing under the Company’s 12% senior subordinated notes issued to The Griffin Fund, L.P. and its affiliates and certain other investors in the fourth quarter of 2012 and the first three quarters of 2013 of  in an aggregate principal amount  of $20,000,000 (the “Griffin Notes”), (H) Indebtedness owing to PFG from time to time pursuant to the PFG Loan Agreement, (I) capitalized lease obligations outstanding on the date hereof, (J) Indebtedness owing under the 12% senior subordinated notes issued in that certain private placement with J.P. Turner & Company, L.L.C. serving as the placement agent (collectively, the “Turner Notes” and each, a “Turner Note”), and (K) extensions, refinancings and renewals of any items of Permitted Indebtedness described in clauses (A) through (J) above, provided that the principal amount is not increased or the terms modified to impose more burdensome terms upon the Company or its Subsidiary, as the case may be.

(b) Reserved.

SECTION 4 Reserved

SECTION 5 Amendment to the First Subordinated Notes Security Agreement. The First Subordinated Notes Security Agreement shall be amended as follows:

(a) The definition of “New Secured Notes” in Section 2 thereof is hereby amended and restated in its entirety as follows:

“New Secured Notes” means the Senior Subordinated Promissory Notes, in an aggregate principal amount not to exceed $20,000,000, that may be issued by the Company from time to time to Costa Brava Partnership III L.P., The Griffin Fund, LP (or its affiliates) and certain other investors, including, without limitation, those notes issued in that certain private placement with J.P. Turner & Company, L.L.C. serving as the placement agent.”

(b) The definition of “Permitted Liens” in Section 2 thereof is hereby amended and restated in its entirety as follows:

“Permitted Liens” means the liens and security interests permitted by the Notes (as amended by that certain Omnibus Amendment, dated as of March 16, 2011, by and among the Debtor, the Holder Representative, Costa Brava, Griffin, and certain other investors party thereto, as further amended by that certain Second Omnibus Amendment, dated as of July 1, 2011, by and among the Debtor, the Holder Representative, Costa Brava, Griffin, and certain other investors party thereto, as further amended by that certain Third Omnibus Amendment, dated as of December 14, 2011, by and among the Debtor, the Holder Representative, Costa Brava, Griffin, and certain other investors party thereto, as further amended by that certain Fourth Omnibus Amendment, dated as of September 26, 2012, by and among the Debtor, the Holder Representative, Costa Brava, Griffin, and certain other investors party thereto, as further amended by that certain Fifth Omnibus Amendment, dated as of February 12, 2013, by and among the Debtor, the Holder Representative, Costa Brava, Griffin, and certain other investors party thereto, and as further amended by that certain Sixth Omnibus Amendment, dated as of April 22, 2013, by and among the Debtor, the Holder Representative, Costa Brava, Griffin, and certain other investors party thereto), and as further amended by that certain Seventh Omnibus Amendment dated July 26, 2013, including, for the avoidance of doubt, the liens and security interests securing Debtor’s obligations with respect to the PFG Debt and the New Secured Notes.

SECTION 6 Amendment to the Senior Subordinated Note Security Agreement. The Senior Subordinated Note Security Agreement shall be amended as follows:

(a) Recital A is hereby amended and restated in its entirety as follows:

Debtor desires to issue up to $20,000,000 in aggregate principal amount of 12% Senior Subordinated Promissory Notes (the “Notes”) to Costa Brava Partnership III L.P. (“Costa Brava”), The Griffin Fund, LP (or its affiliates) (collectively, “Griffin”) and certain other investors who may purchase the Notes, including, without limitation, the purchasers of those notes issued in that certain private placement with J.P. Turner & Company, L.L.C. serving as the placement agent (such additional purchasers, collectively with Costa Brava and Griffin, the “Purchasers”).

SECTION 7. Amendment to Second Subordinated Notes Security Agreement. The Second Subordinated Notes Security Agreement shall be amended as follows:

(a) The definition of “New Secured Notes” in Section 2 thereof is hereby amended and restated in its entirety as follows:

“New Secured Notes” means the Senior Subordinated Promissory Notes, in an aggregate principal amount not to exceed $20,000,000, that may be issued by the Company from time to time to Costa Brava Partnership III L.P., The Griffin Fund, LP (or its affiliates) and certain other investors, including, without limitation, those notes issued in that certain private placement with J.P. Turner & Company, L.L.C. serving as the placement agent.”

(b) The definition of “Permitted Liens” in Section 2 thereof is hereby amended and restated in its entirety as follows:

“Permitted Liens” means the liens and security interests permitted by the Notes (as amended by that certain Omnibus Amendment, dated as of March 16, 2011, by and among the Debtor, the Holder Representative, Costa Brava, Griffin, and certain other investors party thereto, as further amended by that certain Second Omnibus Amendment, dated as of July 1, 2011, by and among the Debtor, the Holder Representative, Costa Brava, Griffin, and certain other investors party thereto, as further amended by that certain Third Omnibus Amendment, dated as of December 14, 2011, by and among the Debtor, the Holder Representative, Costa Brava, Griffin, and certain other investors party thereto, as further amended by that certain Fourth Omnibus Amendment, dated as of September 26, 2012, by and among the Debtor, the Holder Representative, Costa Brava, Griffin, and certain other investors party thereto, as further amended by that certain Fifth Omnibus Amendment, dated as of February 12, 2013, by and among the Debtor, the Holder Representative, Costa Brava, Griffin, and certain other investors party thereto, and as further amended by that certain Sixth Omnibus Amendment, dated as of April 22, 2013, by and among the Debtor, the Holder Representative, Costa Brava, Griffin, and certain other investors party thereto), including, for the avoidance of doubt, the liens and security interests securing Debtor’s obligations with respect to the PFG Debt and the New Secured Notes.

SECTION 8 Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) on which the Holder Representative’s receipt of counterparts of this Amendment, executed and delivered by the Company, the Holder Representative, Costa Brava and Griffin, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals).

SECTION 9 Effect of Amendment. Upon the Effective Date, (i) the applicable portions of this Amendment shall be a part of each Promissory Note, Senior Subordinated Note, Griffin Note or the Security Agreements, as the case may be, each as amended hereby, and (ii) each reference in any such document to “this Note”, “this Agreement”, “hereof”, “hereunder”, or words of like import, and each reference in any other document or agreement to any of the Promissory Notes, the Senior Subordinated Notes, Griffin Notes or the Security Agreements shall mean and be a reference to the Promissory Notes, the Senior Subordinated Notes, the Griffin Notes or the Security Agreements, as the case may be, as amended hereby. Except as expressly amended hereby, each of the Promissory Notes, the Senior Subordinated Notes, the Griffin Notes and the Security Agreements amended herein shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto.

SECTION 10 Representations and Warranties. Each of the parties hereto represents and warrants that it is duly incorporated or otherwise organized, validly existing and (to the extent applicable) in good standing under the laws of the jurisdiction of its formation, that it has all requisite power and authority to enter into this Amendment and that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation.

SECTION 11 Consent. Pursuant to Section 19 of each of the Promissory Notes, the Senior Subordinated Notes and the Griffin Notes, the Required Holders hereby consent to the terms of the amendments to the Promissory Notes, the Senior Subordinated Notes, the Griffin Notes and the Security Agreements contained in this Amendment and direct the Holder Representative to enter into this Amendment.

SECTION 12 Governing Law; Miscellaneous.

(a) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(b) Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment.

(c) This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement. Executed counterparts may be delivered via facsimile.

[Signatures Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized representatives, as of the date first above written.

ISC8 Inc.

By: /s/ Marcus A. Williams
Name: Marcus A. Williams
Title: Secretary

COSTA BRAVA PARTNERSHIP III L.P., as a Holder of Promissory Notes and Senior Subordinated Notes

By: Roark, Rearden & Hamot, LLC, its General Partner

By: /s/ Seth W. Hamot
Name:  Seth W. Hamot
Title: Managing Member

THE GRIFFIN FUND, LP, as a Holder of Promissory Notes, Senior Subordinated Notes and 2012 Notes

By: /s/ Chester White
Name:  Chester White
Title: Manager to the General Partner of the Griffith Fund, LP

COSTA BRAVA PARTNERSHIP III L.P., as Holder Representative

By: Roark, Rearden & Hamot, LLC, its General Partner

By: /s/ Seth W. Hamot
Name:  Seth W. Hamot
Title: Managing member

GRIFFIN PARTNERS LLC, as a Holder Representative

By:  /s/ Chester White
        Chester White, Managing Member